                                                                   Exhibit 10.39
================================================================================



                         SUPPLEMENTAL INDENTURE NO. 1

                         Dated as of December 6, 1999

                                      to

                                   INDENTURE

                         Dated as of November 30, 1999

                                    between

                            ACE INA HOLDINGS INC.,

                                   as Issuer

                                      and

                          BANK ONE TRUST COMPANY, NA,

                                  as Trustee

================================================================================


          THIS SUPPLEMENTAL INDENTURE NO. 1 dated as of December 6, 1999 (this "Supplemental Indenture") to Indenture dated November 30, 1999, is hereby entered into by and between ACE INA HOLDINGS INC., a Delaware corporation (the "Company") and BANK ONE TRUST COMPANY, NA, a national banking association organized under the laws of the United States of America (the "Trustee").

                             W I T N E S S E T H:

          WHEREAS, the Company and Trustee executed and delivered an Indenture, dated as of November 30, 1999 (as supplemented hereby, the "Indenture"), to provide for the issuance from time to time of the Issuer's notes, bonds, debentures or any other evidences of Indebtedness to be issued in one or more series (the "Securities");

          WHEREAS, pursuant to a Board Resolution, the Company has authorized the issuance of $300,000,000 of its Subordinated Notes due 2009 (the "Notes"); and

          WHEREAS, the Company desires to establish the terms and conditions of the Notes in accordance with Section 3.1 of the Indenture.

                                   ARTICLE 1


                                     TERMS

          SECTION 101.  DEFINITIONS.  The terms defined in this Section 101
                        -----------
(except to the extent the application of such definitions is expressly limited to certain instances, and except as otherwise expressly provided in this Supplemental Indenture or the Indenture or unless the context otherwise requires) for all purposes of this Supplemental Indenture shall have the respective meanings specified in this Section 101.

          "Base Redemption Price" has the meaning set forth in Section 102(11) of this Supplemental Indenture.

          "Consolidated" with reference to any term used herein, means that term as applied to the accounts of a Person and its Subsidiaries, consolidated in accordance with GAAP consistently applied.

          "Depositary" has the meaning set forth in Appendix A attached hereto.
                                                    ----------

          "DTC" has the meaning set forth in Section 102(4) of this Supplemental Indenture.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in
(i) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public

Accountants, (ii) statements and pronouncements of the Financial Accounting Standards Board, (iii) such other statements by such other entity as approved by a significant segment of the accounting profession and (iv) the rules and regulations of the Commission governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the Commission. All ratios and computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

          "Global Security" has the meaning set forth in Appendix A attached
                                                         ----------
hereto.

          "Reference Swap Transaction" means the transaction described in

Exhibit A attached hereto.
---------

          "Reference Swap Transaction Value" means, as of any day, (i) an amount (which may be positive or negative) determined in good faith on such day by The Chase Manhattan Bank to be the present mark-to-market value of the Reference Swap Transaction, based on its mid-market quotation for transactions on substantially the same terms as the Reference Swap Transaction, (ii) divided by the aggregate principal amount of all Notes outstanding on such day, expressed as a percentage. If the amount in clause (i) in the preceding sentence is (a) a positive number, it is subtracted from the Base Redemption Price or (b) a negative number, it is added to the Base Redemption Price. Mark-to-market value shall be determined from the perspective of the Fixed Rate Payer (as defined in Exhibit A).
---------

          "Securities Act" has the meaning set forth in Appendix A attached
                                                        ----------
hereto.

          "Securities Register" and "Securities Registrar" have the meanings set forth in Section 102(3) of this Supplemental Indenture.

          SECTION 102.  TERMS OF NOTES.  The following terms relating to the
                        --------------
Notes are hereby established:

          (1) The Notes shall constitute a series of Securities having the title "11.20% Subordinated Notes due 2009."

          (2) The aggregate principal amount of the Notes that may be authenticated and delivered under this Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of the series pursuant to Section 3.4, 3.5, 3.6, 9.5, 11.7 or Appendix A, or pursuant to or as contemplated by the terms of the Notes) shall
----------
be $300,000,000.

          (3) With respect to the Notes, Section 3.5 of the Indenture shall be deleted in its entirety and shall be replaced with the following:

          "Section 3.5 Registration, Transfer and Exchange.

          With respect to the Notes, the Company shall cause to be kept a register (each such register being herein sometimes referred to as the "Security Register") at an Office or Agency (the "Security Registrar") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Notes and of transfers of the Notes. The Company shall have the right to remove and replace from time to time the Security Registrar; provided that no such removal or replacement shall be effective until a successor Security Registrar shall have been appointed by the Company and shall have accepted such appointment by the Company. If the Trustee shall not be or shall cease to be Security Registrar, the Trustee shall have the right to examine the Security Register at all reasonable times.

          The Notes shall be transferable only upon the surrender of a Note for registration of transfer and in compliance with Appendix A to Supplemental
                                                     ----------
     Indenture No. 1 to this Indenture. When a Note is presented to the Security Registrar with a request to register a transfer, the Security Registrar shall register the transfer as requested if the requirements of
     Section 8-401(a)(1) of the Uniform Commercial Code are met. When Notes are presented to the Security Registrar with a request to exchange them for an equal principal amount of Notes of other denominations, the Security Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Notes at the Security Registrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section 3.5. The Company shall not be required to make and the Security Registrar need not register transfers or exchanges of Notes selected for redemption (except, in the case of Notes to be redeemed in part, the portion thereof not to be redeemed) or any Notes for a period of 15 days before a selection of Notes to be redeemed.

          Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent, and the Security Registrar may deem and treat the Person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Authenticating Agent, the Paying Agent, or the Security Registrar shall be affected by notice to the contrary.

          All Notes issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange."

          (4) The Notes will be issued initially as Global Securities and the Depository will be The Depository Trust Company ("DTC"). Beneficial owners of interests in any such Global Security may exchange such interests for Notes of like tenor and of any authorized form and denomination in the manner specified in Appendix A.
   ----------

          (5) Global Securities will be dated as of the date of original issuance of the first Note issued.

          (6) The Notes will be issuable only as Registered Securities without Coupons.

          (7) The entire outstanding principal of the Notes will mature on December 6, 2009.

          (8) The principal of, any premium and interest on or any Additional Amounts with respect to the Notes shall be payable at the office or agency of the Company maintained for such purposes in The City of New York, State of New York from time to time, and the Company hereby appoints the Trustee, acting through its office or agency in The City of New York designated from time to time for such purpose, as its agent for the foregoing purposes; provided, that payments of the Notes may be made, in the case of a Holder of at least $5,000,000 aggregate principal amount of Notes, by wire transfer to a United States Dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion); and provided further, that (subject to Section 10.2 of the Indenture) the Company may at any time remove the Trustee as its office or agency in The City of New York designated for the foregoing purposes and may from time to time designate one or more other offices or agencies for the foregoing purposes and may from time to time rescind such designations.

          (9) The rate at which the Notes shall bear interest shall be 11.20% per annum; Additional Interest shall accrue at the rate borne by the Notes plus 1% per annum and interest on overdue principal and overdue Additional Amounts shall accrue interest at the same rate; the date from which interest shall accrue shall be December 6, 1999; the Interest Payment Dates for the Notes on which interest will be payable in arrears shall be June 6 and December 6 in each year, beginning June 6, 2000; the Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the 15th calendar day immediately preceding the applicable Interest Payment Date.

          (10) Payments of principal of or interest on the Notes shall not be determined with reference to an index, formula or other method.

          (11) The Notes shall be redeemable at the option of the Company, at any time and from time to time, in whole or in part, on not less than 30 nor more than 60 days prior notice, at the following base redemption prices (expressed as percentages of principal amount) (the "Base Redemption Price"), plus accrued and unpaid interest (if any) to the Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), plus the Reference Swap Transaction Value allocable to such Notes (collectively, the "Redemption Price"), if redeemed during the 12-month period commencing on December 6 of the years set forth below:

                                                               Base
     Year                                                   Redemption
                                                               Price
     -----------------------------------------------------------------------
     1999                                                     108.76%
     2000                                                     108.14%
     2001                                                     107.51%
     2002                                                     106.84%
     2003                                                     106.10%

     2004                                                     105.28%
     2005                                                     104.39%
     2006                                                     103.42%
     2007                                                     102.37%
     2008                                                     101.23%

          (12) The Notes are not subject to any sinking fund.

          (13) The Notes shall not be repayable at the option of the Holders thereof before their Stated Maturity.

          (14) The Notes will not be convertible or exchangeable into other securities of the Company or another issuer.

          (15) The currency of payment of the principal of, any premium or interest on or any Additional Amounts with respect to the Notes shall be Dollars.

          (16) The Notes shall be subordinated in right of payment to the prior payment in full of all Company Senior Indebtedness as set forth in Article 16 of the Indenture.

          (17) In addition to the covenants set forth in the Indenture, the Notes shall have the additional covenants set forth in Sections 103 and 104 of this Supplemental Indenture.

          (18) The Notes shall have no additional Events of Default in addition to the Events of Default set forth in Article 5 of the Indenture other than the amendment to Section 5.1(5) set forth in Section 106 of this Supplemental Indenture.

          (19) Each of Section 4.2(2) relating to defeasance and Section 4.2(3) relating to covenant defeasance in the Indenture shall be applicable to the Notes. Subject to Section 4.2(3), the Company's obligations under Sections 103, 104(a) and 104(b) of the Supplemental Indenture and under Section 10.7 of the Indenture and the operation of Sections 5.1(4), 5.1(5) and 5.1(6) of the Indenture will terminate.

          (20) No warrants shall be issued in connection with the Notes.

          (21) Bank One Trust Company, NA shall be the Trustee with respect to the Notes.

          (22) The Trustee shall also be the Security Registrar, Paying Agent and Authenticating Agent with respect to the Notes.

          SECTION 103.  PROHIBITION AGAINST DIVIDENDS, ETC.  The Company
                        ----------------------------------
covenants and agrees with each Holder that it will not, and will not permit any of its Subsidiaries to, (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the outstanding Capital Stock of the Company, or (b) make any payment of principal of, interest or premium, if any, on or repay, repurchase or redeem any debt security of the Company that ranks junior in right of payment to the Notes or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any

Subsidiary of the Company if such guarantee ranks junior in right of payment to the Notes (other than (i) dividends or distributions in Common Stock of the Company, (ii) redemptions or purchases of any rights outstanding under a shareholder rights plan of the Company or the declaration of a dividend of such rights or the issuance of stock under such plans in the future and (iii) purchases of Common Stock related to the issuance of Common Stock under any benefit plans of the Company for its directors, officers or employees) if at such time there shall have occurred any event of which the Company has actual knowledge that either is, or with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder.

          SECTION 104.  CERTAIN INFORMATION.  At any time while any Notes are
                        -------------------
Outstanding:

          (a) within 90 days after the end of each fiscal year, the Company shall provide to the Trustee and Holders a Consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related Consolidated statements of income, stockholders' equity and cash flow of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the Consolidated figures for the previous fiscal year, all in reasonable detail and accompanied by (i) a report thereon of independent certified public accountants of recognized national standing selected by the Company stating that such Consolidated financial statements fairly present the Consolidated financial position of the Company and its Subsidiaries as of the date indicated and their results of operations and cash flows for the periods indicated in conformity with GAAP (except as otherwise stated therein) and that the examination by such accountants in connection with such Consolidated financial statements has been made in accordance with generally accepted auditing standards and (ii) a management's discussion and analysis of financial condition and results of operations substantially as would be required to be included in an annual report on Form 10-K if the Company were subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

          (b) within 45 days after the end of each fiscal quarter (other than the last fiscal quarter of any fiscal year) the Company shall provide to the Trustee and Holders an unaudited Consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related unaudited Consolidated statements of income, stockholders' equity and cash flow for such quarter and the portion of the fiscal year ended at the end of such quarter, setting forth in each case in comparative form the Consolidated figures for the corresponding periods of the prior fiscal year, all in reasonable detail and certified by the Company's chief financial officer as fairly presenting the Consolidated financial condition of the Company and its Subsidiaries as of the dates indicated, and their Consolidated results of operations and cash flows for the periods indicated, in conformity with GAAP, subject to normal year-end adjustments and the absence of footnotes; and

          (c) the Company shall furnish to the Holders and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

          SECTION 105.  AMENDMENT TO SECTION 1.15.  With respect to the Notes,
                        -------------------------
Section 1.15 of the Indenture shall be amended by deleting the following language: "except that if such next succeeding Business Day is in the next succeeding calendar year, such payment may be made, and such Securities may be converted or exchanged, on the immediately preceding Business Day".

          SECTION 106.  AMENDMENT TO SECTION 5.1(5).  With respect to the Notes,
                        ---------------------------
Section 5.1(5) of the Indenture shall be amended by deleting the following language:

          "such default shall not be cured or".

          SECTION 107.  FORM OF NOTE.  The form of the Note is attached hereto
                        ------------
as Exhibit B.
   ---------

                                  ARTICLE II


                                 MISCELLANEOUS

          SECTION 201.  DEFINITIONS.  Capitalized terms used but not defined in
                        -----------
this Supplemental Indenture shall have the meanings ascribed thereto in the Indenture.

          SECTION 202.  CONFIRMATION OF INDENTURE.  The Indenture, as heretofore
                        -------------------------
supplemented and amended by this Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

          SECTION 203.  CONCERNING THE TRUSTEE.  The Trustee assumes no duties,
                        ----------------------
responsibilities or liabilities by reason of this Supplemental Indenture other than as set forth in the Indenture and, in carrying out its responsibilities hereunder, shall have all of the rights, protections and immunities which it possesses under the Indenture. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

          SECTION 204.  GOVERNING LAW.  This Supplemental Indenture, the
                        -------------
Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

          SECTION 205.  SEPARABILITY.  In case any provision in this
                        ------------
Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 206.  COUNTERPARTS.  This Supplemental Indenture may be
                        ------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same document.

          SECTION 207.  EFFECT OF HEADINGS.  The Section headings herein are for
                        ------------------
convenience only and shall not effect as of the construction thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 1 to be duly executed as of the day and year first above written.


                            ACE INA HOLDINGS INC.

                            By:

                               ____________________________________________
                               Name:
                               Title:


                            BANK ONE TRUST COMPANY, NA, as Trustee

                            By:

                               ____________________________________________
                               Name:
                               Title:

================================================================================
                                                                      APPENDIX A

                       PROVISIONS RELATING TO SECURITIES
                       ---------------------------------

          1.  Definitions
              -----------

          1.1  Definitions
               -----------

          For the purposes of this Appendix A the following terms shall have the meanings indicated below:

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Regulation S Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect from time to time.

          "Cedel" means Cedel Bank, S.A., or any successor securities clearing agency.

          "Definitive Security" means a certificated Security (bearing the Restricted Securities Legend if the transfer of such Security is restricted by applicable law) that does not include the Global Securities Legend.

          "Depositary" means The Depository Trust Company, its nominees and their respective successors.

          "Distribution Compliance Period", with respect to any Securities, means the period of 40 consecutive days beginning on and including the later of
(i) the day on which such Securities are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the date on which such Securities are originally issued.

          "Euroclear" means the Euroclear Clearance System or any successor securities clearing agency.

          "Global Securities Legend" means the legend set forth under that caption in Exhibit C to this Indenture.

          "Purchase Agreement" means the Purchase Agreement dated November 30, 1999, between the Company and Westdeutsche Landesbank Gironzentrale, New York Branch, as the purchaser.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Regulation S" means Regulation S under the Securities Act.

          "Regulation S Securities" means all Securities offered and sold outside the United States in reliance on Regulation S.

          "Restricted Securities Legend" means the legend set forth in Section 2.3(e)(i) herein.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Rule 144A Securities" means all Securities offered and sold to QIBs in reliance on Rule 144A.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depositary) or any successor person thereto.

          "Transfer Restricted Securities" means Definitive Securities and any other Securities that bear or are required to bear the Restricted Securities Legend.

          1.2  Other Definitions
               -----------------

          Term:                                         Defined in Section:
          -----                                         ------------------

"Agent Members"....................................................  2.1(b)
"Global Security"..................................................  2.1(a)
"Regulation S Global Security".....................................  2.1(a)
"Rule 144A Global Security"........................................  2.1(a)

          2.  The Securities
              --------------

          2.1  Form and Dating
               ---------------

          The Securities issued on the date hereof will be (i) offered and sold by the Company pursuant to the Purchase Agreement and (ii) resold, initially only to (A) QIBs in reliance on Rule 144A and (B) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S. Such Securities may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S.

          (a) Global Securities.  Rule 144A Securities shall be issued initially
              -----------------
in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the "Rule 144A Global Security") and Regulation S Securities shall be issued initially in the form of one or more global Securities (collectively, the "Regulation S Global Security"), in each case without interest coupons and bearing the Global Securities Legend and Restricted Securities Legend, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture. Beneficial ownership interests in the Regulation S Global Security shall not be exchangeable for interests in the Rule 144A Global Security or any other Security without a Restricted Securities Legend until the expiration of the Distribution Compliance Period. The Rule 144A Global Security and the Regulation S Global Security are each referred to herein as a "Global Security" and are collectively referred to herein as "Global Securities." The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

          (b) Book-Entry Provisions.  This Section 2.1(b) shall apply only to a
              ---------------------
Global Security deposited with or on behalf of the Depositary.

          The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as Securities Custodian.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as Securities Custodian or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

          (c) Definitive Securities.  Except as provided in Section 2.3 or 2.4,
              ---------------------
owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

          2.2  Authentication.  The Trustee shall authenticate and make
               --------------
available for delivery upon a written order of the Company signed by two Officers Securities for original issue on the date hereof in an aggregate principal amount of $300,000,000. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated.

          2.3  Transfer and Exchange.  (a) Transfer and Exchange of Definitive
               ---------------------       -----------------------------------
Securities.  When Definitive Securities are presented to the Security Registrar
----------
with a request:

          (x) to register the transfer of such Definitive Securities; or

          (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided,
                                                                       --------
however, that the Definitive Securities surrendered for transfer or exchange:
-------

          (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

          (ii) are accompanied by the following additional information and documents, as applicable:

               (A) if such Definitive Securities are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Security); or

               (B) if such Definitive Securities are being transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the Security); or

               (C) if such Definitive Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Security) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(e)(i).

          (b) Restrictions on Transfer of a Definitive Security for a Beneficial
              --------------------------- --------------------------------------
Interest in a Global Security.  A Definitive Security may not be exchanged for a
------------- ---------------
beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with:

          (i) certification (in the form set forth on the reverse side of the Security) that such Definitive Security is being transferred (A) to a QIB in accordance with Rule 144A, or (B) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

          (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Definitive Security so canceled. If no Global Securities are then outstanding and the Global Security has not been previously exchanged for certificated securities pursuant to Section 2.4, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

          (c) Transfer and Exchange of Global Securities.  (i) The transfer and
              ------------------------------------------
exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Security or another Global Security and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred. Transfers by an owner of a beneficial interest in the Rule 144A Global Security to a transferee who takes delivery of such interest through the Regulation S Global Security, whether before or after the expiration of the Distribution Compliance Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Distribution Compliance Period, the interest transferred shall be held immediately thereafter through Euroclear or Cedel.

          (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Security from which such interest is being transferred.

          (iii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (iv) In the event that a Global Security is exchanged for Definitive Securities pursuant to Section 2.4, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

          (d) Restrictions on Transfer of Regulation S Global Security.  (i)
              --------------------------------------------------------
Prior to the expiration of the Distribution Compliance Period, interests in the Regulation S Global Security may only be held through Euroclear or Cedel.
During the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Security may only be sold, pledged or transferred through Euroclear or Cedel in accordance with the Applicable Procedures and only (A) to the Company, (B) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) in an offshore transaction in accordance with Regulation S, (D) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, or (E) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. Prior to the expiration of the Distribution Compliance Period, transfers by an owner of a beneficial interest in the Regulation S Global Security to a transferee who takes delivery of such interest through the Rule 144A Global Security shall be made only in accordance with Applicable Procedures and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Security to the effect that such transfer is being made to a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A. Such written certification shall no longer be required after the expiration of the Distribution Compliance Period.

          (ii) Upon the expiration of the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Security shall be transferable in accordance with applicable law and the other terms of this Indenture.

          (e)  Legend.
               ------

          (i) Except as permitted by the following paragraphs (ii) or (iii), each Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF

     THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL (IN THE CASE OF CLAUSE (E) ONLY), CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Definitive Security shall bear the following additional legend:

          "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

          (ii) Upon any sale or transfer of a Transfer Restricted Security that is a Definitive Security, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security if the Holder certifies in writing to the Security Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Security).

          (iii) Upon the lapsing of the two-year period under Rule 144(k) of a Transfer Restricted Security that is a Definitive Security, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above.

          (iii) Upon a sale or transfer after the expiration of the Distribution Compliance Period of any Security acquired pursuant to Regulation S, all requirements that such Security bear the Restricted Securities Legend shall cease to apply and the requirements requiring any such Security be issued in global form shall continue to apply.

          (f)    Cancellation or Adjustment of Global Security.  At such time as
                 ---------------------------------------------
all beneficial interests in a Global Security have either been exchanged for Definitive Securities, transferred, redeemed, repurchased or canceled, such Global Security shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, transferred in exchange for an interest in another Global Security, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

          (g)    Obligations with Respect to Transfers and Exchanges of
                 ------------------------------------------------------
                 Securities.
                 ----------

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Securities and Global Securities at the Security Registrar's request.

          (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchanges pursuant to Sections 3.4, 9.5 or 11.7 of this Indenture not involving any transfer).

          (iii) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Authenticating Agent, the Paying Agent or the Security Registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Authenticating Agent, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

          (iv) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

          (h)    No Obligation of the Trustee.
                 ----------------------------

          (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

          (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          2.4  Definitive Securities
               ---------------------

          (a) A Global Security deposited with the Depositary or with the Trustee as Securities Custodian pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security or if at any time the Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under this Indenture.

          (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Security in the form of a Definitive Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.3(e), bear the Restricted Securities Legend.

          (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent

Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          (d) In the event of the occurrence of any of the events specified in
Section 2.4(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Securities in fully registered form without interest coupons.

                                                                       EXHIBIT C

                      [FORM OF FACE OF INITIAL SECURITY]

                          [Global Securities Legend]

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                        [Restricted Securities Legend]

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY

                            Appendix A-1

     BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL (IN THE CASE OF CLAUSE (E) ONLY), CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each definitive Security shall bear the following additional legend:

          "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING
          RESTRICTIONS."

                            Appendix A-1

                                                                       EXHIBIT A

                     REFERENCE SWAP TRANSACTION


           [Reference swap documentation to be attached.]

                             Exhibit A-1

                                                                       EXHIBIT B

                             FORM OF FACE OF NOTE


                                                                No.  $__________

                          SUBORDINATED NOTE DUE 2009

                                                                 CUSIP No. _____

          ACE INA Holdings Inc., a Delaware corporation (hereinafter called the "Company", which term includes any successor under the Indenture referred to below), for value received, promises to pay to ___________ or registered assigns, the principal sum of _______________ Dollars [listed on the Schedule of Increases or Decreases in Global Security attached hereto]/1/ on December 6, 2009, and to pay interest on the principal amount of this Note semiannually on June 6 and December 6 of each year (each, an "Interest Payment Date"), commencing June 6, 2000, and at the Stated Maturity, at the rate of 11.20% per annum, until the principal hereof is paid or duly made available for payment. Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and overdue Additional Amounts at the rate borne by the Notes plus 1% per annum, and it shall pay interest on overdue installments of interest ("Additional Interest") at the same rate to the extent lawful.


          The interest on and any Additional Amounts with respect to the Notes payable and punctually paid or duly provided for on any Interest Payment Date (other than Defaulted Interest) will, as provided in the Indenture referred to below, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day immediately preceding the applicable Interest Payment Date (each, a "Regular Record Date").

          Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such holder, and may be paid, at the election of the Company, (i) to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the Payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to

___________________

/1/ Use the Schedule of Increases and Decreases language if Security is in Global Form.

the Holder of this Note by the Trustee not less than 10 days prior to such Special Record Date or (ii) in any other lawful manner elected by the Company and deemed practicable by the Trustee.

          Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal, premium, interest and Additional Amounts in Dollars. Payments in respect of the Notes represented by a Global Security (including principal, premium, interest and Additional Amounts, if any) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments of interest in respect of a certificated Note by mailing a check to the registered address of each Holder thereof; provided, however, that payments on
                                           --------  -------
the Notes may also be made, in the case of a Holder of at least $5,000,000 aggregate principal amount of Notes, by wire transfer to a United States Dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

          Additional provisions of this Note are set forth on the reverse of this Note, which provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                              ACE INA HOLDINGS INC.,

                              By:__________________________________
                              Name:
                              Title:


                              By:__________________________________
                              Name:
                              Title:

Dated:

TRUSTEE'S CERTIFICATE OF
     AUTHENTICATION

BANK ONE TRUST COMPANY, NA

     as Trustee, certifies that
     this is one of the Notes
     of the series designated
     therein referred to in
     the within-mentioned
     Indenture.

By:___________________________
   Authorized Signatory

                         FORM OF REVERSE SIDE OF NOTE

                          SUBORDINATED NOTE DUE 2009



1.  Indenture
    ---------

          This Note is one of a duly authorized issue of Securities of the Company (herein called the Notes") issued under an Indenture dated as of November 30, 1999 among the Company and Bank One Trust Company, NA (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by the Supplemental Indenture No. 1 dated December 6, 1999 among the Company and the Trustee (together, the "Indenture"). The terms of the Notes include those stated in the Indenture. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all terms and provisions of the Indenture, and Holders are referred to the Indenture for a statement of such terms and provisions.

          The Notes are unsecured subordinated obligations of the Company limited to $300,000,000 aggregate principal amount at any one time outstanding. The Indenture imposes certain limitations on the ability of the Company to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of the property of the Company.

2.   Authenticating Agent, Paying Agent and Security Registrar
     ---------------------------------------------------------

          Initially, Bank One Trust Company, NA (herein called the "Trustee", which term includes any successor trustee under the Indenture), will act as Authenticating Agent, Paying Agent and Security Registrar.

3.   Optional Redemption
     -------------------

          The Notes shall be redeemable at the option of the Company, at any time and from time to time, in whole or in part, at the following base redemption prices (expressed as percentages of principal amount) (the "Base Redemption Price"), plus accrued and unpaid interest (if any) to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), plus the Reference Swap Transaction Value allocable to such Notes (collectively, the "Redemption Price"), if redeemed during the 12-month period commencing on December 6 of the years set forth below:


                                                          Base
       Year                                            Redemption
                                                          Price
    --------------------------------------------------------------------
     1999                                                108.76%
     2000                                                108.14%
     2001                                                107.51%

     2002                                                 106.84%
     2003                                                 106.10%
     2004                                                 105.28%
     2005                                                 104.39%
     2006                                                 103.42%
     2007                                                 102.37%
     2008                                                 101.23%

4.   Sinking Fund
     ------------

          The Notes are not subject to any sinking fund.

5.   Notice of Redemption
     --------------------

          Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder to be redeemed at his or her registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the Redemption Price of, any accrued interest on and Additional Amounts with respect to all Notes (or portions thereof) to be redeemed on the redemption date is deposited with the Trustee or Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Notes (or such portions thereof) called for redemption.

6.   Subordination
     -------------

          The Notes are subordinated to Company Senior Indebtedness, as defined in the Indenture. To the extent provided in the Indenture, Company Senior Indebtedness must be paid before the Notes may be paid. The Company agrees, and each Holder by accepting a Note agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose

7.   Denominations; Transfer; Exchange
     ---------------------------------

          The Notes are Registered Securities without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) or to transfer or exchange any Notes for a period of 15 days prior to a selection of Notes to be redeemed.

8.   Persons Deemed Owners
     ---------------------

          The registered Holder of this Note may be treated as the owner of it for all purposes.

9.    Unclaimed Money
      ---------------

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

10.   Discharge and Defeasance
      ------------------------

          Subject to certain conditions, the Company at any time may terminate all its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or Government Obligations for the payment of principal, premium (if any), interest and Additional Amounts (if any) on the Notes to redemption or maturity, as the case may be.

11.   Amendment, Waiver
      -----------------

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended without prior notice to any Holder but with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Notes and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holders, the Company and the Trustee may amend the Indenture or the Notes (i) evidence the succession of another Person to the Company, (ii) to add covenants or to surrender any right or power conferred on the Company, (iii) to provide for the acceptance of appointment by a successor Trustee, (iv) to cure any ambiguity, defect or inconsistency, (v) to add additional Events of Default,
(vi) to supplement provisions to permit or facilitate the defeasance and discharge of the Notes in a manner that is not adverse to the interest of the Holders, (vii) to secure the Notes, (viii) to make provisions for conversion or exchange rights of the Holders, or (ix) to make any change that does not adversely affect the rights of any Holder.

12.   Defaults and Remedies
      ---------------------

          If an Event of Default occurs (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company) and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes may declare the principal of and accrued but unpaid interest on all the Notes to be due and payable. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company occurs, the principal of and interest on all the Notes shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances, the Holders of a majority in principal amount of the outstanding Notes may rescind any such acceleration with respect to the Notes and its consequences.

          If an Event of Default occurs and is continuing, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee reasonable indemnity or security against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium (if any), interest or Additional Amounts (if any) when due, no Holder may pursue any remedy with respect to the Indenture or the Notes unless (i) such Holder has previously given the Trustee notice that an Event of Default is continuing, (ii) Holders of at least 25% in principal amount of the outstanding Notes have requested the Trustee in writing to pursue the remedy, (iii) such Holders have offered the Trustee such indemnity as is reasonably satisfactory to it against any costs, expenses and liabilities, (iv) the Trustee has not complied with such request within 60 days after the receipt of the notice, request and offer of indemnity and (v) the Holders of a majority in principal amount of the outstanding Notes have not given the Trustee a direction inconsistent with such request within such 60-day period. Subject to certain restrictions, the Holders of a majority in principal amount of the outstanding Notes are given the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. The Trustee, however, may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability. In addition, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. Prior to taking any action under the Indenture, the Trustee shall be entitled to such security or indemnity as is reasonably satisfactory to it against any costs, expenses and liabilities caused by taking or not taking such action.

13.  Trustee, Authenticating Agent, Paying Agent and Security Registrar Dealings
     ---------------------------------------------------------------------------
with the Company
----------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other Person that may be an agent of the Trustee of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or an agent of the Company.

14.  No Recourse Against Others
     --------------------------

          Any incorporator, shareholder, officer or director, as such, of the Company shall not have any liability for any obligation, covenant or agreement of the Company under the Notes or the Indenture or for any claim based thereon or otherwise in respect thereof. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

15.  Authentication
     --------------

          This Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this Note.

16.  Abbreviations
     -------------

          Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

17.    Governing Law  THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY AND
       -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE OR INSTRUMENTS ENTERED INTO AND, IN EACH CASE, PERFORMED IN SAID STATE.



          The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Note.

                                ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

     (Print or type assignee's name, address and zip code)

     (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint                  agent to transfer this Note on the
books of the Company. The agent may substitute another to act for him.



__________________________________________________________________

Date: _________________ Your Signature:  _________________________

__________________________________________________________________
Sign exactly as your name appears on the other side of this Note.

         CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF
                        TRANSFER RESTRICTED SECURITIES

This certificate relates to $__________ principal amount of Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

[_] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

[_] has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

           (1)   [_]  to the Company; or

           (2)   [_]  pursuant to an effective registration statement under the
                      Securities Act of 1933; or

           (3)   [_]  inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

           (4)   [_]  outside the United States in an offshore transaction
                      within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

           (5)   [_]  pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

      Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions (in the case of box (5) only), certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.


                                   _____________________________________
                                        Your Signature

Signature Guarantee:

Date:________________________      _____________________________________
Signature must be guaranteed            Signature of Signature Guarantee
by a participant in a recognized
signature guaranty medallion
program or other signature
guarantor acceptable to the
Trustee

             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Date:_____________________                   _____________________________
                                               NOTICE:  To be executed by
                                                        an executive

                     [TO BE ATTACHED TO GLOBAL SECURITIES]

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

          The initial principal amount of this Global Security is $______. The following increases or decreases in this Global Security have been made:

                  Amount of decrease   Amount of increase   Principal amount       Signature of
                  in Principal         in Principal         of this Global         authorized
                  Amount of this       Amount of this       Security following     signatory of
                  Global Security      Global Security      such decrease or       Trustee
Date of Exchange                                            increase